UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-04612

Name of Fund:  Merrill Lynch EuroFund

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch EuroFund, 800 Scudders Mill Road, Plainsboro,
     NJ, 08536.  Mailing address:  P.O. Box 9011, Princeton,
     NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/04

Date of reporting period: 11/01/03 - 10/31/04

Item 1 - Report to Stockholders


(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
EuroFund


Annual Report
October 31, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Merrill Lynch EuroFund
Box 9011
Princeton, NJ
08543-9011



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Merrill Lynch EuroFund


Geographic Allocation as a Percentage of Total Investments as of October 31, 2004++ (unaudited)


                                           Percent of
                                             Total
Country                                   Investments

Belgium                                        2.9%
Finland                                        1.9%
France                                        15.1%
Germany                                       12.5%
Ireland                                        1.7%
Italy                                         13.9%
Netherlands                                    8.3%
Norway                                         1.3%
Portugal                                       1.3%
Spain                                          1.3%
Sweden                                         2.5%
Switzerland                                    7.7%
United Kingdom                                27.5%

++ Total may not equal 100%.



Portfolio Information as of October 31, 2004 (unaudited)


                                           Percent of
Ten Largest Equity Holdings                Net Assets

TotalFinaElf SA                                4.5%
BP Amoco PLC                                   3.9
ENI SpA                                        3.7
Royal Bank of Scotland Group PLC               3.0
Barclays PLC                                   3.0
E.On AG                                        2.8
BNP Paribas SA                                 2.7
HSBC Holdings PLC                              2.5
Intesa BCI SpA                                 2.5
Telecom Italia SpA                             2.2



                                           Percent of
Five Largest Industries*                   Net Assets

Commercial Banks                              20.8%
Oil & Gas                                     14.1
Diversified Telecommunication Services         6.3
Electric Utilities                             5.8
Insurance                                      5.2

* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



MERRILL LYNCH EUROFUND, OCTOBER 31, 2004



A Letter From the President


Dear Shareholder

For the 12 months ended October 31, 2004, the U.S. stock market, as measured by the Standard & Poor's 500 (S&P 500) Index, returned +9.42%. The Morgan Stanley Capital International (MSCI) World Index, which measures the performance of equity markets in 23 developed nations around the world, returned +13.25% for the same 12-month period. Returns over the past six months were not as favorable, with the S&P 500 Index returning +2.96% and the MSCI World Index returning +4.45% as of October 31, 2004.

The relative weakness over the past six months may be attributed to investor concern over global interest rates, which have entered a tightening cycle in certain areas; oil and commodity prices, with oil reaching $50 per barrel levels; and geopolitical stress, including continued tensions in Iraq and the ever-present threat of terrorism.

For the most part, however, equity markets have been supported by improving economies in important areas around the globe. In the United States, the Federal Reserve Board (the Fed) recently increased the target interest rate from 1% to 2% in four separate moves through November 10. This represents a shift from a long-run accommodative monetary stance, and an indication from the Fed that the U.S. economy is strengthening.

China has recorded a remarkable rate of economic expansion, which has helped fuel growth in the economies of its trading partners. Given efforts to preempt inflation, China's growth is expected to ease somewhat, but still expanded at a rate of 9.6% in the second quarter of 2004. Japan, in the meantime, could register growth of 4% this year after 13 years of sluggish economic activity, although the rate of growth is expected to slow next year. Other Asian economies, such as that of Korea, Malaysia, Singapore, Taiwan and Thailand, appear primed for growth in the area of 5%-6%. While economic expansion has not been as swift in Europe, the European Union welcomed 10 new member nations in May, and the enhanced integration could provide long-term economic benefits.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key during uncertain times is to remain focused on the big picture. Investment success comes not from reacting to short-term volatility, but from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



MERRILL LYNCH EUROFUND, OCTOBER 31, 2004



A Discussion With Your Fund's Portfolio Manager


The Fund provided double-digit total returns for the fiscal year and continues to invest in stocks that we believe could benefit from continued economic recovery in Europe.


How did the Fund perform during the fiscal year?

For the 12-month period ended October 31, 2004, Merrill Lynch EuroFund's Class A, Class B, Class C, Class I and Class R Shares had total returns (in U.S. dollar terms) of +18.98%, +18.14%, +18.06%, +19.26% and +19.22%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 7 - 11 of this report to shareholders.) For the same period, the Fund's benchmark, the Morgan Stanley Capital International
(MSCI) Europe Index, returned +21.89% while the Fund's comparable Lipper category of European Region Funds posted an average return of +21.59%. (Funds in this Lipper category invest in equity securities whose primary trading markets or operations are concentrated in the European region or a single country within this region.)

During the past 12 months, we observed a significant sector rotation within the European equity markets. A market rally early in the period was led by economically sensitive sectors and recovery stocks. After the markets peaked in February 2004, there was a change in leadership and defensive sectors began to outperform. Between February and August 2004, markets drifted downward on investor fears that economic growth could be nearing a peak and corporate earnings growth might decline. The price of oil was in a rising trend, which was viewed as a major cost for consumers and corporations. In addition, the U.S. trade balance continued to deteriorate and the U.S. dollar weakened further against most international currencies. U.S. elections also created uncertainty about how the markets might react under any given administration. Continued fears of terrorism gave investors another reason to adopt a more defensive stance.

The best-performing sectors of the European market during the 12-month period were utilities, real estate, healthcare equipment and energy. Performance was mainly driven by the defensive nature, attractive valuations and high dividend yields in these sectors. In the case of energy, the rising oil price contributed to the strong performance.

The worst-performing sectors were found in the more cyclical parts of the market, such as semiconductors, software services, commercial services, and household and personal products. The weak performance of the latter sector is primarily attributed to lack of pricing power, competition from private labels and valuations that were not attractive enough to absorb profit downgrades.


What factors influenced Fund performance?

Because Fund results are largely driven by stock selection, the underperformance of the benchmark reflects lackluster returns from a number of individual holdings over the past 12 months. These included Swiss Life Holding, which announced weak results and raised capital to acquire Banca del Gottardo - a development that was viewed negatively by the market. Nevertheless, the shares are attractively valued and we expect positive returns going forward. Swiss financial services company Credit Suisse Group performed poorly due to profit-taking after a strong recovery in 2003. Dutch retailer Koninklijke Ahold NV also hindered Fund results. The company announced a rights issue to strengthen its balance sheet, offering two new shares for three existing shares, but has not delivered the promised operating turnaround in the North American food services division. Nevertheless, we believe the market has been somewhat impatient with Ahold, and we expect a positive trend in operating results to materialize in the months ahead.

The Fund's performance relative to the MSCI Europe Index benefited from sectors such as capital goods, media and pharmaceuticals. Our stock picks in these sectors provided better results than the benchmark's stocks. The Fund also benefited from our avoidance of the semiconductor and technology hardware sectors. Sectors that detracted from Fund returns, primarily due to stock-specific performance, were diversified financials, commercial services and food and staples retailing. Also hindering relative results was our overweight position in hotels, restaurants and leisure.

On an individual stock level, the Fund's underweight position in U.K. banking company HSBC Holdings PLC benefitted performance. Fund holdings that contributed positively to performance included Italian oil company Eni SpA, German utility company E.On AG, and two Italian banking stocks, Intesa BCI SpA and Capitalia SpA.



MERRILL LYNCH EUROFUND, OCTOBER 31, 2004



What changes were made to the portfolio during the period?

In the U.K. market, we sold our positions in Hays PLC, an employment agency, and Intercontinental Hotels Group PLC after both stocks hit our target prices. We also sold food retailer J Sainsbury PLC after the company reported poor trading numbers and announced an investment program to lower prices. Although the valuation was still attractive, we did not like the strategic change. Compass Group PLC, a catering company, was sold after the management indicated the operating margin on its U.K. business was not sustainable.

In mainland Europe, several positions reached our price targets and were sold out of the portfolio. The most important sales were Unicredito Italiano Spa, one of Italy's largest banking groups; Altadis Group SA, a Spain-based tobacco company; AXA SA, a French insurance company; Vivendi Universal SA, a French media giant;
and Schering AG, a German pharmaceutical. The proceeds from these sales were reinvested in U.K. banks HSBC and HBOS PLC, after underperformance and a lower valuation made their shares look attractive. Major purchases in mainland Europe included Hochtief AG, a German construction company whose assets, we believe, are worth more than the share price indicates; Swiss investment bank UBS AG, after reporting strong results and returning cash to shareholders via share buybacks; German express delivery and logistics provider Deutsche Post AG, which is a restructuring story and made an initial public offering of their stake in Postbank; and Enel SpA, an Italian utility company that has strong cash-flow characteristics and will give excess cash back to shareholders via a special dividend. Another interesting story was the revival LM Ericsson, a Swedish telecom equipment supplier, which we bought and sold in the past 12 months after an effective restructuring over the last two years brought positive results. Finally, a strong truck cycle supported the upgrades we expected for Volvo AB, prompting our investment in the company.

In addition to individual purchases and sales, several positions in the portfolio were reduced or increased, thus changing the sector composition of the Fund. The Fund's five largest industries at October 31, 2004, were commercial banks (20.8% of net assets), oil and gas (14.1%), diversified telecommunication services (6.3%), electric utilities (5.8%) and insurance (5.2%).

Finally, we choose portfolio holdings based on the merits of individual stocks rather than geographic considerations. However, it is worth noting that, for most of the fiscal year, the Fund was underweight relative to its benchmark in the more defensive U.K. market and overweight in Germany, where we found higher corporate growth rates and a greater number of cyclical companies supported by attractive valuations.


How would you characterize the Fund's position at the close of the period?

The Fund was overweight in cyclical sectors of the market and underweight in defensive areas. More specifically, the Fund had overweights in automotive, capital goods, transportation, commercial banks and energy, and was underweight in food, beverages and tobacco, pharmaceuticals, media and software, and hardware technology. Because we employ a bottom-up management approach, the Fund's exposures are largely a result of stock selection among undervalued equity investments rather than perceived fundamentals in a given sector. Overall, the Fund is invested in companies that we believe should benefit from a continued recovery in European economies.

Although the price of oil has risen strongly and the U.S. dollar has weakened significantly against the euro, corporate earnings for most European companies have continued to grow. In addition, the valuation of European markets is still attractive and offers what we view as a healthy dividend yield.


Hubert T. Aarts
Vice President and Portfolio Manager

November 16, 2004



MERRILL LYNCH EUROFUND, OCTOBER 31, 2004



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distri-bution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund is subject to a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH EUROFUND, OCTOBER 31, 2004



Performance Data (continued)


Recent Performance Results
                                                                                         10-Year/
                                                6-Month              12-Month        Since Inception
As of October 31, 2004                        Total Return         Total Return        Total Return
ML EuroFund Class A Shares*                      + 7.34%              +18.98%            +168.98%
ML EuroFund Class B Shares*                      + 6.95               +18.14             +153.05
ML EuroFund Class C Shares*                      + 6.94               +18.06             +148.44
ML EuroFund Class I Shares*                      + 7.39               +19.26             +175.80
ML EuroFund Class R Shares*                      + 7.30               +19.22             + 39.56
MSCI Europe Index**                              + 7.99               +21.89          +135.49/+45.65

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's 10-year/since inception periods are 10 years for
   Class A, Class B, Class C and Class I Shares and from 1/03/03 for Class R Shares.

** This unmanaged capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in developed European countries. Ten-year/
   since inception total returns are for 10 years and from 1/03/03, respectively.


MERRILL LYNCH EUROFUND, OCTOBER 31, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class A & Class B Shares

A line graph illustrating the growth of a $10,000 investment in ML EuroFund++ Class A and Class B Shares* compared to a similar investment in Morgan Stanley Capital International Europe Index++++. Values illustrated are as follows:


ML EuroFund
Class A Shares*

Date                              Value

October 1994                    $ 9,475.00
October 1995                    $10,029.00
October 1996                    $11,892.00
October 1997                    $15,678.00
October 1998                    $17,793.00
October 1999                    $21,865.00
October 2000                    $22,153.00
October 2001                    $19,233.00
October 2002                    $17,515.00
October 2003                    $21,420.00
October 2004                    $25,486.00


ML EuroFund
Class B Shares*

Date                              Value

October 1994                    $10,000.00
October 1995                    $10,512.00
October 1996                    $12,363.00
October 1997                    $16,175.00
October 1998                    $18,209.00
October 1999                    $22,208.00
October 2000                    $22,314.00
October 2001                    $19,218.00
October 2002                    $17,390.00
October 2003                    $21,267.00
October 2004                    $25,305.00


Morgan Stanley Capital International Europe Index++++

Date                              Value

October 1994                    $10,000.00
October 1995                    $11,321.00
October 1996                    $13,299.00
October 1997                    $16,754.00
October 1998                    $20,617.00
October 1999                    $23,198.00
October 2000                    $23,417.00
October 2001                    $18,067.00
October 2002                    $15,560.00
October 2003                    $19,319.00
October 2004                    $23,549.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ++ ML EuroFund invests primarily in equities of corporations domiciled in European countries. Under normal market conditions, at least 80% of the Fund's net assets will be invested in European corporate securities, primarily common stocks and debt and preferred securities convertible into common stock.

++++ This unmanaged capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in developed European countries.

     Past performance is not predictive of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 10/31/04                 +18.98%          +12.74%
Five Years Ended 10/31/04               + 3.11           + 2.01
Ten Years Ended 10/31/04                +10.40           + 9.81

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 10/31/04                 +18.14%          +14.14%
Five Years Ended 10/31/04               + 2.31           + 2.00
Ten Years Ended 10/31/04                + 9.73           + 9.73

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH EUROFUND, OCTOBER 31, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class C & Class I Shares

A line graph illustrating the growth of a $10,000 investment in ML EuroFund++ Class C and Class I Shares* compared to a similar investment in Morgan Stanley Capital International Europe Index++++. Values illustrated are as follows:


ML EuroFund
Class C Shares*

Date                              Value

October 1994                    $10,000.00
October 1995                    $10,504.00
October 1996                    $12,348.00
October 1997                    $16,152.00
October 1998                    $18,181.00
October 1999                    $22,175.00
October 2000                    $22,283.00
October 2001                    $19,189.00
October 2002                    $17,350.00
October 2003                    $21,044.00
October 2004                    $24,844.00


ML EuroFund
Class I Shares*

Date                              Value

October 1994                    $ 9,475.00
October 1995                    $10,062.00
October 1996                    $11,960.00
October 1997                    $15,802.00
October 1998                    $17,973.00
October 1999                    $22,151.00
October 2000                    $22,487.00
October 2001                    $19,576.00
October 2002                    $17,878.00
October 2003                    $21,912.00
October 2004                    $26,132.00


Morgan Stanley Capital International Europe Index++++

Date                              Value

October 1994                    $10,000.00
October 1995                    $11,321.00
October 1996                    $13,299.00
October 1997                    $16,754.00
October 1998                    $20,617.00
October 1999                    $23,198.00
October 2000                    $23,417.00
October 2001                    $18,067.00
October 2002                    $15,560.00
October 2003                    $19,319.00
October 2004                    $23,549.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ++ ML EuroFund invests primarily in equities of corporations domiciled in European countries. Under normal market conditions, at least 80% of the Fund's net assets will be invested in European corporate securities, primarily common stocks and debt and preferred securities convertible into common stock.

++++ This unmanaged capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in developed European countries.

     Past performance is not predictive of future results.



Average Annual Total Return


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 10/31/04                 +18.06%          +17.06%
Five Years Ended 10/31/04               + 2.30           + 2.30
Ten Years Ended 10/31/04                + 9.53           + 9.53

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 10/31/04                 +19.26%          +13.00%
Five Years Ended 10/31/04               + 3.36           + 2.25
Ten Years Ended 10/31/04                +10.68           +10.08

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



MERRILL LYNCH EUROFUND, OCTOBER 31, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class R Shares

A line graph illustrating the growth of a $10,000 investment in ML EuroFund++ Class R Shares* compared to a similar investment in Morgan Stanley Capital International Europe Index++++. Values illustrated are as follows:


ML EuroFund
Class R Shares*

Date                              Value

1/3/2003**                      $10,000.00
October 2003                    $11,706.00
October 2004                    $13,956.00


Morgan Stanley Capital International Europe Index++++

Date                              Value

1/3/2003**                      $10,000.00
October 2003                    $11,949.00
October 2004                    $14,565.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ** Commencement of operations.

  ++ ML EuroFund invests primarily in equities of corporations domiciled in European countries. Under normal market conditions, at least 80% of the Fund's net assets will be invested in European corporate securities, primarily common stocks and debt and preferred securities convertible into common stock.

++++ This unmanaged capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in developed European countries.

     Past performance is not predictive of future results.



Average Annual Total Return



Class R Shares                                            Return

One Year Ended 10/31/04                                  +19.22%
Inception (1/03/03) through 10/31/04                      20.04



MERRILL LYNCH EUROFUND, OCTOBER 31, 2004



Performance Data (concluded)


MSCI COUNTRY INDEX PERFORMANCE


Total Return for the 6-Month Period Ended October 31, 2004
In U.S. dollars*


Country                                   Total Return

Norway                                        25.6%
Ireland                                       16.0
Italy                                         12.6
Spain                                         12.2
Denmark                                       11.8
Sweden                                        11.3
Finland                                       10.3
France                                         9.1
United Kingdom                                 7.6
Germany                                        5.6
Netherlands                                    5.2
Switzerland                                    0.5


Source: MSCI Europe Index.

* For the 6-month period ended October 31, 2004, total investment return for the MSCI Europe Index was +7.99%.



MERRILL LYNCH EUROFUND, OCTOBER 31, 2004



Disclosure of Expenses


Shareholders of this Fund may incur the following charges:
(a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on May 1, 2004 and held through October 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees, or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  Expenses Paid
                                                                                   Ending       During the Period*
                                                              Beginning        Account Value      May 1, 2004 to
                                                            Account Value       October 31,        October 31,
                                                             May 1, 2004            2004               2004
Actual

Class A                                                         $1,000           $1,073.40            $ 6.84
Class B                                                         $1,000           $1,069.50            $10.81
Class C                                                         $1,000           $1,069.40            $10.86
Class I                                                         $1,000           $1,073.90            $ 5.55
Class R                                                         $1,000           $1,073.00            $ 6.84

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000           $1,018.40            $ 6.66
Class B                                                         $1,000           $1,014.55            $10.53
Class C                                                         $1,000           $1,014.50            $10.58
Class I                                                         $1,000           $1,019.65            $ 5.40
Class R                                                         $1,000           $1,018.40            $ 6.66

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.32% for Class A, 2.09% for Class B, 2.10% for Class C, 1.07% for Class I and 1.32% for Class R),
   multiplied by the average account value over the period, multiplied by 182/364 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 364.


MERRILL LYNCH EUROFUND, OCTOBER 31, 2004


Schedule of Investments

                                                                                                                 Value
Country         Industry*                Shares Held    Common Stocks                                     (in U.S. dollars)
Belgium--2.8%   Commercial Banks--1.3%       458,780    Dexia                                               $     9,162,376

                Diversified                  306,774  ++Belgacom SA                                              11,238,672
                Telecommunication
                Services--1.5%

                                                        Total Common Stocks in Belgium                           20,401,048


Finland--1.9%   Communications               252,395    Nokia Oyj (Series A)                                      3,881,602
                Equipment--0.6%

                Paper & Forest               671,495    Stora Enso Oyj 'R' (e)                                    9,558,216
                Products--1.3%

                                                        Total Common Stocks in Finland                           13,439,818


France--14.8%   Automobiles--1.5%            179,874    PSA Peugeot Citroen                                      11,021,711

                Commercial Banks--2.7%       289,457    BNP Paribas SA                                           19,643,662

                Construction &                86,668    Vinci SA                                                 10,291,462
                Engineering--1.4%

                Construction                  90,810    Lafarge SA (Ordinary)                                     8,265,084
                Materials--1.1%

                Diversified                  274,143    France Telecom SA                                         7,825,354
                Telecommunication
                Services--1.1%

                Hotels, Restaurants &        200,266    Accor SA                                                  8,289,508
                Leisure--1.1%

                Metals & Mining--1.4%        540,495    Arcelor                                                  10,065,530

                Oil & Gas--4.5%              156,145    TotalFinaElf SA                                          32,375,737

                                                        Total Common Stocks in France                           107,778,048


Germany--12.3%  Air Freight &                471,212    Deutsche Post AG (Registered Shares)                      9,182,884
                Logistics--1.3%

                Auto Components--1.0%        138,607    Continental AG                                            7,546,280

                Automobiles--0.9%            162,432    Bayerische Motoren Werke (BMW) AG                         6,849,504

                Chemicals--1.1%              128,519    Linde AG                                                  7,740,897

                Construction &               384,788    Hochtief AG                                              10,180,962
                Engineering--1.4%

                Diversified Financial        140,967    Deutsche Boerse AG                                        7,020,260
                Services--1.0%

                Diversified                  585,425  ++Deutsche Telekom AG (Registered Shares)                  11,185,236
                Telecommunication
                Services--1.5%

                Electric Utilities--2.8%     246,691    E.On AG                                                  20,014,364

                Textiles, Apparel &           67,033    Adidas-Salomon AG                                         9,339,545
                Luxury Goods--1.3%

                                                        Total Common Stocks in Germany                           89,059,932


Ireland--1.7%   Commercial Banks--1.7%       907,868    Bank of Ireland                                          12,414,669

                                                        Total Common Stocks in Ireland                           12,414,669


Italy--13.7%    Commercial Banks--4.5%       544,299    Banca Intesa SpA                                          1,828,563
                                           3,468,786    Capitalia SpA                                            13,281,526
                                           4,365,268    Intesa BCI SpA                                           17,824,605
                                                                                                            ---------------
                                                                                                                 32,934,694

                Diversified                4,749,986    Telecom Italia SpA                                       15,770,186
                Telecommunication
                Services--2.2%

                Electric Utilities--1.7%   1,365,675    Enel SpA                                                 12,316,791

                Insurance--1.0%              323,912    Fondiaria--SAI SpA                                        7,428,938

                Oil & Gas--3.7%            1,191,422    Eni SpA                                                  26,976,748

                Transportation               301,169    Societa Iniziative Autostradali e Servizi SpA (SIAS)      4,073,522
                Infrastructure--0.6%

                                                        Total Common Stocks in Italy                             99,500,879


MERRILL LYNCH EUROFUND, OCTOBER 31, 2004


Schedule of Investments (continued)

                                                                                                                 Value
Country         Industry*                Shares Held    Common Stocks                                     (in U.S. dollars)
Netherlands--   Commercial Services          665,758    Buhrmann NV                                         $     4,937,293
8.2%            & Supplies--1.7%             501,150    Vedior NV 'A'                                             7,343,857
                                                                                                            ---------------
                                                                                                                 12,281,150

                Construction &               194,788    Imtech NV                                                 5,223,201
                Engineering--0.7%

                Diversified Financial        538,780    ING Groep NV                                             14,221,111
                Services--2.0%

                Food & Staples               956,981  ++Koninklijke Ahold NV                                      6,622,259
                Retailing--1.3%              439,668  ++Koninklijke Ahold NV (ADR) (a)(f)                         2,902,908
                                                                                                            ---------------
                                                                                                                  9,525,167

                Household Durables--0.5%     154,390    Koninklijke (Royal) Philips Electronics NV                3,643,066

                Oil & Gas--2.0%              267,515    Royal Dutch Petroleum Company                            14,493,049

                                                        Total Common Stocks in the Netherlands                   59,386,744


Norway--1.3%    Commercial Banks--1.3%     1,128,495    DNB Holding ASA                                           9,533,817

                                                        Total Common Stocks in Norway                             9,533,817


Portugal--1.3%  Electric Utilities--1.3%   3,171,344    Energias de Portugal, SA (EDP)                            9,359,126

                                                        Total Common Stocks in Portugal                           9,359,126


Spain--1.3%     Tobacco--1.3%                255,022    Altadis, SA                                               9,333,005

                                                        Total Common Stocks in Spain                              9,333,005


Sweden--2.5%    Insurance--1.0%            1,975,139    Skandia Forsakrings AB                                    7,330,602

                Machinery--1.5%              286,491    Volvo AB 'B'                                             10,814,173

                                                        Total Common Stocks in Sweden                            18,144,775


Switzerland--   Capital Markets--2.8%        325,519    Credit Suisse Group                                      11,094,929
7.6%                                         127,149    UBS AG (Registered Shares)                                9,133,096
                                                                                                            ---------------
                                                                                                                 20,228,025

                Construction                 187,712    Holcim Ltd. (Registered Shares)                           9,999,224
                Materials--1.4%

                Food Products--0.5%           15,162    Nestle SA (Registered Shares)                             3,574,544

                Insurance--1.2%               69,525  ++Swiss Life Holding                                        8,859,526

                Pharmaceuticals--1.7%        263,090    Novartis AG (Registered Shares)                          12,503,591

                                                        Total Common Stocks in Switzerland                       55,164,910


United Kingdom  Aerospace &                2,082,335    BAE Systems PLC                                           9,090,342
--27.0%         Defense--1.3%

                Commercial Banks--9.3%     2,188,290    Barclays PLC                                             21,331,098
                                             535,838    HBOS PLC                                                  7,162,349
                                           1,113,123    HSBC Holdings PLC                                        17,938,070
                                             732,704    Royal Bank of Scotland Group PLC                         21,547,669
                                                                                                            ---------------
                                                                                                                 67,979,186

                Food & Staples               936,385    Boots Group PLC                                          11,289,561
                Retailing--1.5%

                Food Products--1.6%          595,683    Cadbury Schweppes PLC                                     4,938,897
                                             758,700    Unilever PLC                                              6,380,864
                                                                                                            ---------------
                                                                                                                 11,319,761

                Industrial                   796,172    Smiths Group PLC                                         10,875,551
                Conglomerates--1.5%

                Insurance--2.0%              518,808    Aviva PLC                                                 5,180,836
                                           1,250,628    Prudential Corporation PLC                                9,177,559
                                                                                                            ---------------
                                                                                                                 14,358,395

                Oil & Gas--3.9%            2,957,957    BP Amoco PLC                                             28,589,794


MERRILL LYNCH EUROFUND, OCTOBER 31, 2004


Schedule of Investments (concluded)

                                                                                                                 Value
Country         Industry*                Shares Held    Common Stocks                                     (in U.S. dollars)
United Kingdom  Pharmaceuticals--1.7%        602,080    GlaxoSmithKline PLC                                 $    12,653,606
(concluded)
                Specialty Retail--1.3%     1,884,750    Kesa Electricals PLC                                      9,393,325

                Transportation               883,517    BAA PLC                                                   9,284,212
                Infrastructure--1.3%

                Wireless                   4,592,816    Vodafone Group PLC                                       11,739,510
                Telecommunication
                Services--1.6%
                                                        Total Common Stocks in the
                                                        United Kingdom                                          196,573,243

                                                        Total Common Stocks
                                                        (Cost--$564,133,980)--96.4%                             700,090,014



                                              Rights

United Kingdom  Insurance--0.0%              197,959  ++Prudential PLC (d)                                          333,701
--0.0%
                                                        Total Rights (Cost--$0)--0.0%                               333,701



                                          Beneficial
                                            Interest    Short-Term Securities

                                      US$ 12,298,482    Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                        Series I (b)                                             12,298,482
                                           1,614,430    Merrill Lynch Liquidity Series, LLC Money Market
                                                        Series I (b)(c)                                           1,614,430

                                                        Total Short-Term Securities
                                                        (Cost--$13,912,912)--1.9%                                13,912,912

                Total Investments (Cost--$578,046,892**)--98.3%                                                 714,336,627
                Other Assets Less Liabilities--1.7%                                                              11,996,331
                                                                                                            ---------------
                Net Assets--100.0%                                                                          $   726,332,958
                                                                                                            ===============

  * For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
    These industry classifications are unaudited.

 ** The cost and unrealized appreciation/depreciation of investments as of October 31, 2004, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                   $  587,465,632
                                                     ==============
    Gross unrealized appreciation                    $  140,707,019
    Gross unrealized depreciation                      (13,836,024)
                                                     --------------
    Net unrealized appreciation                      $  126,870,995
                                                     ==============

 ++ Non-income producing security.

(a) American Depositary Receipts (ADR).

(b) Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                          Interest/
                                            Net            Dividend
    Affiliate                             Activity           Income

    Merrill Lynch Liquidity Series,
       LLC Cash Sweep Series I          $   8,186,141      $ 95,138
    Merrill Lynch Liquidity Series,
       LLC Money Market Series          $(21,438,883)      $ 39,218
    Merrill Lynch Premier
       Institutional Fund                 (7,684,437)      $  9,640

(c) Security was purchased with the cash proceeds from securities loans.

(d) The rights may be exercised until 11/09/2004.

(e) Security, or a portion of security, is on loan.

(f) Restricted security as to resale.


                           Acquisition
    Issue                      Date           Cost          Value

    Koninklijke Ahold NV
    (ADR)                   12/11/2003     $2,612,154    $2,902,908


    See Notes to Financial Statements.



MERRILL LYNCH EUROFUND, OCTOBER 31, 2004


Statement of Assets and Liabilities

As of October 31, 2004
Assets

           Investments in unaffiliated securities, at value (including securities
           loaned of $1,568,612) (identified cost--$564,133,980)                                            $   700,423,715
           Investments in affiliated securities, at value (identified cost--$13,912,912)                         13,912,912
           Foreign cash (cost--$12,754)                                                                              12,703
           Receivables:
               Securities sold                                                            $    17,163,195
               Dividends                                                                        3,390,000
               Beneficial interest sold                                                           325,840
               Interest from affiliates                                                            21,506
               Securities lending--net                                                              1,056        20,901,597
                                                                                          ---------------
           Prepaid expenses                                                                                          14,040
                                                                                                            ---------------
           Total assets                                                                                         735,264,967
                                                                                                            ---------------

Liabilities

           Collateral on securities loaned, at value                                                              1,614,430
           Payables:
               Securities purchased                                                             4,868,096
               Beneficial interest redeemed                                                     1,171,199
               Investment adviser                                                                 516,266
               Other affiliates                                                                   250,407
               Distributor                                                                        241,429
               Custodian bank                                                                       5,444         7,052,841
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                   264,738
                                                                                                            ---------------
           Total liabilities                                                                                      8,932,009
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   726,332,958
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                $     1,969,477
           Class B Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                      1,015,067
           Class C Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                        349,527
           Class I Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                      1,656,100
           Class R Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                            790
           Paid-in capital in excess of par                                                                     738,369,357
           Undistributed investment income--net                                           $     7,492,018
           Accumulated realized capital losses--net                                         (161,248,407)
           Unrealized appreciation--net                                                       136,729,029
                                                                                          ---------------
           Total accumulated losses--net                                                                       (17,027,360)
                                                                                                            ---------------
           Net Assets                                                                                       $   726,332,958
                                                                                                            ===============


MERRILL LYNCH EUROFUND, OCTOBER 31, 2004


Statement of Assets and Liabilities (concluded)

As of October 31, 2004
Net Asset Value

           Class A--Based on net assets of $296,757,068 and 19,694,772 shares of beneficial
               interest outstanding                                                                         $         15.07
                                                                                                            ===============
           Class B--Based on net assets of $132,724,966 and 10,150,674 shares of beneficial
               interest outstanding                                                                         $         13.08
                                                                                                            ===============
           Class C--Based on net assets of $44,165,934 and 3,495,267 shares of beneficial
               interest outstanding                                                                         $         12.64
                                                                                                            ===============
           Class I--Based on net assets of $252,580,493 and 16,561,003 shares of beneficial
               interest outstanding                                                                         $         15.25
                                                                                                            ===============
           Class R--Based on net assets of $104,497 and 7,897 shares of beneficial interest
               outstanding                                                                                  $         13.23
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH EUROFUND, OCTOBER 31, 2004


Statement of Operations

For the Year Ended October 31, 2004
Investment Income

           Dividends (net of $2,471,193 foreign withholding tax)                                            $    16,352,214
           Interest (including $95,138 from affiliates)                                                             150,810
           Securities lending--net                                                                                   48,858
                                                                                                            ---------------
           Total income                                                                                          16,551,882
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     4,951,042
           Account maintenance and distribution fees--Class B                                     990,670
           Account maintenance fees--Class A                                                      729,091
           Transfer agent fees--Class A                                                           500,955
           Transfer agent fees--Class I                                                           412,077
           Account maintenance and distribution fees--Class C                                     297,580
           Accounting services                                                                    267,119
           Custodian fees                                                                         253,939
           Transfer agent fees--Class B                                                           200,579
           Registration fees                                                                       91,264
           Professional fees                                                                       84,782
           Printing and shareholder reports                                                        80,846
           Transfer agent fees--Class C                                                            61,379
           Trustees' fees and expenses                                                             45,474
           Pricing fees                                                                            12,458
           Account maintenance and distribution fees--Class R                                         148
           Transfer agent fees--Class R                                                                91
           Other                                                                                   53,928
                                                                                          ---------------
           Total expenses                                                                                         9,033,422
                                                                                                            ---------------
           Investment income--net                                                                                 7,518,460
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss)on:
               Investments--net                                                                66,426,176
               Foreign currency transactions--net                                                (11,778)        66,414,398
                                                                                          ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                                43,956,515
               Foreign currency transactions--net                                                 329,933        44,286,448
                                                                                          ---------------   ---------------
           Total realized and unrealized gain--net                                                              110,700,846
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $   118,219,306
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH EUROFUND, OCTOBER 31, 2004


Statements of Changes in Net Assets

                                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                               2004               2003
Operations

           Investment income--net                                                         $     7,518,460   $     9,743,958
           Realized gain (loss)--net                                                           66,414,398      (57,762,001)
           Change in unrealized appreciation/depreciation--net                                 44,286,448       165,363,369
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                               118,219,306       117,345,326
                                                                                          ---------------   ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                        (4,465,133)       (3,781,571)
               Class B                                                                          (965,539)         (279,315)
               Class C                                                                          (308,166)         (188,282)
               Class I                                                                        (4,042,258)       (3,186,060)
               Class R                                                                                (2)                --
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to shareholders                (9,781,098)       (7,435,228)
                                                                                          ---------------   ---------------

Beneficial Interest Transactions

           Net decrease in net assets derived from beneficial interest transactions           (5,745,667)      (74,261,031)
                                                                                          ---------------   ---------------

Redemption Fees

           Redemption fees                                                                            635                --
                                                                                          ---------------   ---------------

Net Assets

           Total increase in net assets                                                       102,693,176        35,649,067
           Beginning of year                                                                  623,639,782       587,990,715
                                                                                          ---------------   ---------------
           End of year*                                                                   $   726,332,958   $   623,639,782
                                                                                          ===============   ===============
               * Undistributed investment income--net                                     $     7,492,018   $     9,760,049
                                                                                          ===============   ===============

                 See Notes to Financial Statements.


MERRILL LYNCH EUROFUND, OCTOBER 31, 2004


Financial Highlights

The following per share data and ratios have been derived                               Class A
from information provided in the financial statements.
                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of year                $    12.86   $    10.67   $    11.89   $    14.40   $    17.07
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net**                                 .18          .20          .16          .18          .25
           Realized and unrealized gain (loss)--net                2.24         2.14       (1.20)       (1.96)        (.08)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        2.42         2.34       (1.04)       (1.78)          .17
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.21)        (.15)        (.18)           --        (.30)
               In excess of investment income--net                   --           --           --           --        (.01)
               Realized gain--net                                    --           --           --        (.50)       (2.53)
               In excess of realized gain--net                       --           --           --        (.23)           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.21)        (.15)        (.18)        (.73)       (2.84)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    15.07   $    12.86   $    10.67   $    11.89   $    14.40
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    18.98%       22.29%      (8.93%)     (13.18%)        1.32%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               1.30%        1.33%        1.31%        1.31%        1.22%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                 1.24%        1.78%        1.35%        1.36%        1.65%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $  296,757   $  280,223   $  265,602   $  276,919   $  328,628
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    78.02%       64.01%       39.98%       37.77%      100.17%
                                                             ==========   ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

           See Notes to Financial Statements.


MERRILL LYNCH EUROFUND, OCTOBER 31, 2004


Financial Highlights (continued)

The following per share data and ratios have been derived                               Class B
from information provided in the financial statements.
                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of year                $    11.18   $     9.25   $    10.25   $    12.48   $    15.15
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net**                                 .03          .10          .03          .07          .12
           Realized and unrealized gain (loss)--net                1.99         1.85       (1.00)       (1.70)        (.08)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        2.02         1.95        (.97)       (1.63)          .04
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.12)        (.02)        (.03)           --        (.18)
               In excess of investment income--net                   --           --           --           --         --++
               Realized gain--net                                    --           --           --        (.41)       (2.53)
               In excess of realized gain--net                       --           --           --        (.19)           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.12)        (.02)        (.03)        (.60)       (2.71)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    13.08   $    11.18   $     9.25   $    10.25   $    12.48
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    18.14%       21.19%      (9.51%)     (13.87%)         .48%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               2.09%        2.12%        2.10%        2.08%        1.99%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                  .23%         .98%         .30%         .62%         .90%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $  132,725   $   96,395   $  108,337   $  253,646   $  481,876
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    78.02%       64.01%       39.98%       37.77%      100.17%
                                                             ==========   ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

        ++ Amount is less than $(.01) per share.

           See Notes to Financial Statements.


MERRILL LYNCH EUROFUND, OCTOBER 31, 2004


Financial Highlights (continued)

The following per share data and ratios have been derived                               Class C
from information provided in the financial statements.
                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of year                $    10.83   $     9.00   $    10.03   $    12.25   $    14.93
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net**                                 .02          .09          .05          .07          .11
           Realized and unrealized gain (loss)--net                1.92         1.81       (1.00)       (1.67)        (.07)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.94         1.90        (.95)       (1.60)          .04
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.13)        (.07)        (.08)           --        (.19)
               In excess of investment income--net                   --           --           --           --         --++
               Realized gain--net                                    --           --           --        (.42)       (2.53)
               In excess of realized gain--net                       --           --           --        (.20)           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.13)        (.07)        (.08)        (.62)       (2.72)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    12.64   $    10.83   $     9.00   $    10.03   $    12.25
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    18.06%       21.29%      (9.59%)     (13.88%)         .49%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               2.08%        2.12%        2.10%        2.10%        2.00%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                  .20%         .99%         .48%         .58%         .88%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $   44,166   $   25,134   $   24,153   $   30,838   $   43,736
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    78.02%       64.01%       39.98%       37.77%      100.17%
                                                             ==========   ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

        ++ Amount is less than $(.01) per share.

           See Notes to Financial Statements.


MERRILL LYNCH EUROFUND, OCTOBER 31, 2004


Financial Highlights (continued)

The following per share data and ratios have been derived                               Class I
from information provided in the financial statements.
                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of year                $    13.01   $    10.80   $    12.03   $    14.56   $    17.24
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net**                                 .21          .23          .18          .22          .28
           Realized and unrealized gain (loss)--net                2.27         2.17       (1.20)       (1.98)        (.07)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        2.48         2.40       (1.02)       (1.76)          .21
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.24)        (.19)        (.21)           --        (.35)
               In excess of investment income--net                   --           --           --           --        (.01)
               Realized gain--net                                    --           --           --        (.52)       (2.53)
               In excess of realized gain--net                       --           --           --        (.25)           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.24)        (.19)        (.21)        (.77)       (2.89)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    15.25   $    13.01   $    10.80   $    12.03   $    14.56
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    19.26%       22.57%      (8.68%)     (12.95%)        1.52%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               1.05%        1.08%        1.06%        1.06%         .97%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                 1.50%        2.00%        1.46%        1.59%        1.84%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $  252,580   $  221,888   $  189,899   $  281,109   $  368,995
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    78.02%       64.01%       39.98%       37.77%      100.17%
                                                             ==========   ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

           See Notes to Financial Statements.


MERRILL LYNCH EUROFUND, OCTOBER 31, 2004


Financial Highlights (concluded)
                                                                                                      Class R

The following per share data and ratios have been derived                                   For the         For the Period
from information provided in the financial statements.                                     Year Ended     January 3, 2003++
                                                                                          October 31,       to October 31,
Increase (Decrease) in Net Asset Value:                                                       2004               2003
Per Share Operating Performance

           Net asset value, beginning of period                                              $      11.32      $       9.67
                                                                                             ------------      ------------
           Investment income--net***                                                                  .33               .25
           Realized and unrealized gain--net                                                         1.82              1.40
                                                                                             ------------      ------------
           Total from investment operations                                                          2.15              1.65
                                                                                             ------------      ------------
           Less dividends from investment income--net                                               (.24)                --
                                                                                             ------------      ------------
           Net asset value, end of period                                                    $      13.23      $      11.32
                                                                                             ============      ============

Total Investment Return**

           Based on net asset value per share                                                      19.22%         17.06%+++
                                                                                             ============      ============

Ratios to Average Net Assets

           Expenses                                                                                 1.35%            1.58%*
                                                                                             ============      ============
           Investment income--net                                                                   2.51%            1.50%*
                                                                                             ============      ============

Supplemental Data

           Net assets, end of period (in thousands)                                          $        104            --++++
                                                                                             ============      ============
           Portfolio turnover                                                                      78.02%            64.01%
                                                                                             ============      ============

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Commencement of operations.

      ++++ Amount is less than $1,000.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH EUROFUND, OCTOBER 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch EuroFund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement Plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on material changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Trustees.



MERRILL LYNCH EUROFUND, OCTOBER 31, 2004



Notes to Financial Statements (continued)


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and put options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.



MERRILL LYNCH EUROFUND, OCTOBER 31, 2004



Notes to Financial Statements (continued)


(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.

(j) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $25,884,208 has been reclassified between paid-in capital in excess of par and accumulated realized net capital losses, $11,778 has been reclassified between undistributed net investment income and accumulated realized net capital losses and $6,385 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to limitations on the utilization of capital loss carryforwards, foreign currency transactions and non-deductible expenses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75% on an annual basis of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLIM pays MLAM U.K. a fee computed at the rate of .15% of the average daily net assets of the Fund for providing investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                  Account
                              Maintenance       Distribution
                                      Fee                Fee

Class A                              .25%                 --
Class B                              .25%               .75%
Class C                              .25%               .75%
Class R                              .25%               .25%



MERRILL LYNCH EUROFUND, OCTOBER 31, 2004



Notes to Financial Statements (continued)


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended October 31, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                     FAMD             MLPF&S

Class A                           $ 2,011           $ 25,245
Class I                           $   229           $  3,161


For the year ended October 31, 2004, MLPF&S received contingent deferred sales charges of $266,989 and $3,878 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended October 31, 2004, MLIM, LLC received $19,994 in securities lending agent fees.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended October 31, 2004, the Fund reimbursed MLIM
$13,347 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2004 were $512,192,310 and $622,525,954, respectively.


4. Shares of Beneficial Interest:
Net decrease in net assets derived from beneficial interest transactions was $5,745,667 and $74,261,031 for the year ended
October 31, 2004 and the year ended October 31, 2003, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                                  Dollar
Ended October 31, 2004                    Shares             Amount

Shares sold                              694,486    $     9,796,831
Automatic conversion of shares           853,461         12,235,452
Shares issued to shareholders
   in reinvestment of dividends          277,998          3,775,211
Shares issued resulting from
   reorganization                        471,734          6,615,501
                                  --------------    ---------------
Total issued                           2,297,679         32,422,995
Shares redeemed                      (4,399,923)       (62,434,629)
                                  --------------    ---------------
Net decrease                         (2,102,244)    $  (30,011,634)
                                  ==============    ===============


Class A Shares for the Year                                  Dollar
Ended October 31, 2003                    Shares             Amount

Shares sold                           10,498,985    $   121,805,445
Automatic conversion of shares         1,043,503         11,802,114
Shares issued to shareholders
   in reinvestment of dividends          304,883          3,201,268
                                  --------------    ---------------
Total issued                          11,847,371        136,808,827
Shares redeemed                     (14,934,182)      (171,716,220)
                                  --------------    ---------------
Net decrease                         (3,086,811)    $  (34,907,393)
                                  ==============    ===============



MERRILL LYNCH EUROFUND, OCTOBER 31, 2004



Notes to Financial Statements (continued)


Class B Shares for the Year                                  Dollar
Ended October 31, 2004                    Shares             Amount

Shares sold                              695,607    $     8,646,065
Shares issued to shareholders
   in reinvestment of dividends           69,927            830,038
Shares issued resulting from
   reorganization                      4,337,313         52,862,876
                                  --------------    ---------------
Total issued                           5,102,847         62,338,979
Shares redeemed                      (2,593,448)       (32,155,835)
Automatic conversion of shares         (980,237)       (12,235,452)
                                  --------------    ---------------
Net increase                           1,529,162    $    17,947,692
                                  ==============    ===============


Class B Shares for the Year                                  Dollar
Ended October 31, 2003                    Shares             Amount

Shares sold                            1,999,580    $    19,401,366
Shares issued to shareholders
   in reinvestment of dividends           25,951            238,751
                                  --------------    ---------------
Total issued                           2,025,531         19,640,117
Shares redeemed                      (3,923,726)       (37,794,158)
Automatic conversion of shares       (1,197,883)       (11,802,114)
                                  --------------    ---------------
Net decrease                         (3,096,078)    $  (29,956,155)
                                  ==============    ===============


Class C Shares for the Year                                  Dollar
Ended October 31, 2004                    Shares             Amount

Shares sold                              259,859    $     3,111,916
Shares issued to shareholders
   in reinvestment of dividends           24,054            275,895
Shares issued resulting from
   reorganization                      1,584,595         18,663,787
                                  --------------    ---------------
Total issued                           1,868,508         22,051,598
Shares redeemed                        (695,064)        (8,368,312)
                                  --------------    ---------------
Net increase                           1,173,444    $    13,683,286
                                  ==============    ===============


Class C Shares for the Year                                  Dollar
Ended October 31, 2003                    Shares             Amount

Shares sold                              394,467    $     3,593,734
Shares issued to shareholders
   in reinvestment of dividends           19,204            171,104
                                  --------------    ---------------
Total issued                             413,671          3,764,838
Shares redeemed                        (775,781)        (7,162,092)
                                  --------------    ---------------
Net decrease                           (362,110)    $   (3,397,254)
                                  ==============    ===============


Class I Shares for the Year                                  Dollar
Ended October 31, 2004                    Shares             Amount

Shares sold                            2,504,179    $    36,220,817
Shares issued to shareholders
   in reinvestment of dividends          259,805          3,564,504
Shares issued resulting from
   reorganization                        583,702          8,281,601
                                  --------------    ---------------
Total issued                           3,347,686         48,066,922
Shares redeemed                      (3,846,083)       (55,535,220)
                                  --------------    ---------------
Net decrease                           (498,397)    $   (7,468,298)
                                  ==============    ===============


Class I Shares for the Year                                  Dollar
Ended October 31, 2003                    Shares             Amount

Shares sold                           12,778,436    $   138,770,580
Shares issued to shareholders
   in reinvestment of dividends          265,907          2,818,609
                                  --------------    ---------------
Total issued                          13,044,343        141,589,189
Shares redeemed                     (13,565,594)      (147,589,518)
                                  --------------    ---------------
Net decrease                           (521,251)    $   (6,000,329)
                                  ==============    ===============


Class R Shares for the Year                                  Dollar
Ended October 31, 2004                    Shares             Amount

Shares sold                               11,127    $       142,930
Shares issued to shareholders
   in reinvestment of dividends               --                  2
Shares issued resulting from
   reorganization                             --                 --
                                  --------------    ---------------
Total issued                              11,127            142,932
Shares redeemed                          (3,240)           (39,645)
                                  --------------    ---------------
Net increase                               7,887    $       103,287
                                  ==============    ===============


Class R Shares for the
Period January 3, 2003++                                     Dollar
to October 31, 2003                       Shares             Amount

Shares sold                                   10    $           100
                                  --------------    ---------------
Net increase                                  10    $           100
                                  ==============    ===============

++ Commencement of operations.


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund. For the year ended October 31, 2004, the Fund charged a redemption fee of $635.



MERRILL LYNCH EUROFUND, OCTOBER 31, 2004



Notes to Financial Statements (concluded)


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended October 31, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.


6. Acquisition of Merrill Lynch Pan-European Growth Fund:
On August 23, 2004, the Fund acquired substantially all of the assets and the liabilities of Merrill Lynch Pan-European Growth
Fund of Mercury Funds, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 9,632,364 shares of common stock of Merrill Lynch Pan-European Growth Fund for 6,977,344 shares of common stock of the Fund. Merrill Lynch Pan-European Growth Fund's net assets on that date of $86,423,765, including $18,142,529 of net unrealized appreciation and $65,191,777 of accumulated net realized capital losses were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $695,739,118.


7. Commitments:
At October 31, 2004, the Fund had outstanding foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with an approximate value of $1,973,915 and $14,366,298, respectively.


8. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended October 31, 2004 and October 31, 2003 was as follows:

                                      10/31/2004         10/31/2003

Distributions paid from:
   Ordinary income                $    9,781,098    $     7,435,228
                                  --------------    ---------------
Total taxable distributions       $    9,781,098    $     7,435,228
                                  ==============    ===============


As of October 31, 2004, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income--net                  $     7,476,854
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                         7,476,854
Capital loss carryforward                            (151,829,667)*
Unrealized gains--net                                 127,325,453**
                                                    ---------------
Total accumulated losses--net                       $  (17,027,360)
                                                    ===============

 * On October 31, 2004, the Fund had a net capital loss carry-forward of $151,829,667, of which $15,545,212 expires in 2008,
   $36,103,214 expires in 2009, $44,801,367 expires in 2010 and
   $55,379,874 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.



MERRILL LYNCH EUROFUND, OCTOBER 31, 2004



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Trustees of Merrill Lynch EuroFund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch EuroFund as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch EuroFund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
December 14, 2004



Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distribution paid by Merrill Lynch Eurofund to shareholders of record on December 15, 2003:

Qualified Dividend Income for Individuals               100%
Foreign Source Income                                  97.33
Foreign Taxes Paid Per Share                        $.032571

The foreign taxes paid represent taxes incurred by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.



MERRILL LYNCH EUROFUND, OCTOBER 31, 2004


Officers and Trustees (unaudited)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Interested Trustee

Terry K. Glenn*        President    1999 to   President of the Merrill Lynch Investment     124 Funds      None
P.O. Box 9011          and          present   Managers, L.P. ("MLIM")/Fund Asset            157 Portfolios
Princeton,             Trustee                Management, L.P. ("FAM")-advised funds
NJ 08543-9011                                 since 1999; Chairman (Americas Region)
Age: 64                                       of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from 1991
                                              to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton
  Services and Princeton Administrators, L.P. The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
  President, Mr. Glenn serves at the pleasure of the Board of Trustees.


MERRILL LYNCH EUROFUND, OCTOBER 31, 2004


Officers and Trustees (unaudited)(continued)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Independent Trustees*

Ronald W. Forbes       Trustee      2000 to   Professor Emeritus of Finance, School of      48 Funds       None
P.O. Box 9095                       present   Business, State University of New York at     48 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000; International Consultant,
Age: 64                                       Urban Institute, Washington, D.C. from
                                              1995 to 1999.


Cynthia A. Montgomery  Trustee      2000 to   Professor, Harvard Business School since      48 Funds       Newell
P.O. Box 9095                       present   1989; Associate Professor, J.L. Kellogg       48 Portfolios  Rubbermaid,
Princeton,                                    Graduate School of Management, Northwestern                  Inc.
NJ 08543-9095                                 University from 1985 to 1989; Associate
Age: 52                                       Professor, Graduate School of Business
                                              Administration, University of Michigan
                                              from 1979 to 1985.


Jean Margo Reid        Trustee      2004 to   Self-employed consultant since 2001;          48 Funds       None
P.O. Box 9095                       present   Counsel of Alliance Capital Management        48 Portfolios
Princeton,                                    (investment adviser) in 2000; General
NJ 08543-9095                                 Counsel, Director and Secretary of Sanford C.
Age: 59                                       Bernstein & Co., Inc. (investment adviser/
                                              broker-dealer) from 1997 to 2000; Secretary,
                                              Sanford C. Bernstein Fund, Inc. from 1994
                                              to 2000; Director and Secretary of SCB, Inc.
                                              since 1998; Director and Secretary of SCB
                                              Partners, Inc. since 2000; Director of
                                              Covenant House from 2001 to 2004.


Kevin A. Ryan          Trustee      2000 to   Founder and currrently Director Emeritus of   48 Funds       None
P.O. Box 9095                       present   Boston University Center for the Advancement  48 Portfolios
Princeton,                                    of Ethics and Character and Director thereof
NJ 08543-9095                                 from 1989 to 1999; Professor from 1982
Age: 72                                       to 1999 and currently Professor Emeritus of
                                              Education of Boston University; formerly
                                              taught on the faculties of The University
                                              of Chicago, Stanford University and Ohio
                                              State University.


Roscoe S. Suddarth     Trustee      2000 to   President, Middle East Institute from 1995    48 Funds       None
P.O. Box 9095                       present   to 2001; Foreign Service Officer, United      48 Portfolios
Princeton,                                    States Foreign Service from 1961 to 1995;
NJ 08543-9095                                 Career Minister from 1989 to 1995; Deputy
Age: 69                                       Inspector General, U.S. Department of State
                                              from 1991 to 1994; U.S. Ambassador to The
                                              Hashemite Kingdom of Jordan from 1987 to 1990.


Richard R. West        Trustee      1987 to   Professor of Finance from 1984 to 1995,       48 Funds       Bowne & Co.,
P.O. Box 9095                       present   Dean from 1984 to 1993 and currently Dean     48 Portfolios  Inc.; Vornado
Princeton,                                    Emeritus of New York University Leonard N.                   Realty Trust;
NJ 08543-9095                                 Stern School of Business Administration, New                 Vornado
Age: 66                                       York University from 1995 to present.                        Operating
                                                                                                           Company;
                                                                                                           Alexander's, Inc.


Edward D. Zinbarg      Trustee      1994 to   Self-employed financial consultant since      48 Funds       None
P.O. Box 9095                       present   1994; Executive Vice President of The         48 Portfolios
Princeton,                                    Prudential Insurance Company of America
NJ 08543-9095                                 from 1988 to 1994; former Director of
Age: 70                                       Prudential Reinsurance Company and former
                                              Trustee of the Prudential Foundation.


* The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


MERRILL LYNCH EUROFUND, OCTOBER 31, 2004


Officers and Trustees (unaudited)(concluded)

                       Position(s)  Length of
                       Held with    Time
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke        Vice         1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011          President    present   1999; Senior Vice President and Treasurer of Princeton Services since 1999
Princeton,             and          and       and Director since 2004; Vice President of FAMD since 1999; Vice President of
NJ 08543-9011          Treasurer    1999 to   MLIM and FAM from 1990 to 1997; Director of MLIM Taxation since 1990.
Age: 44                             present


Robert C. Doll, Jr.    Senior       1999 to   President of MLIM and member of the Executive Management Committee of
P.O. Box 9011          Vice         present   ML & Co., Inc. since 2001; Global Chief Investment Officer and Senior
Princeton,             President              Portfolio Manager of MLIM since 1999; Chief Investment Officer of Equities
NJ 08543-9011                                 at Oppenheimer Funds, Inc. from 1990 to 1999 and Chief Investment Officer
Age: 50                                       thereof from 1998 to 1999; Executive Vice President of Oppenheimer Funds, Inc.
                                              from 1991 to 1999.


Hubertus T. Aarts      Vice         2003 to   Director of MLIM since 2002; Vice President of MLIM from 1995 to 2000.
P.O. Box 9011          President    present
Princeton,
NJ 08543-9011
Age: 41


Jeffrey Hiller         Chief        2004 to   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
P.O. Box 9011          Compliance   present   President and Chief Compliance Officer of MLIM since 2004; Global Director
Princeton,             Officer                of Compliance at Morgan Stanley Investment Management from 2002 to 2004;
NJ 08543-9011                                 Managing Director and Global Director of Compliance at Citigroup Asset
Age: 53                                       Management from 2000 to 2002; Chief Compliance Officer at Soros Fund
                                              Management in 2000; Chief Compliance Officer at Prudential Financial from
                                              1995 to 2000.


Alice A. Pellegrino    Secretary    2004 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
P.O. Box 9011                       present   1999 to 2002; Attorney associated with MLIM since 1997.
Princeton,
NJ 08543-9011
Age: 44


* Officers of the Fund serve at the pleasure of the Board of Trustees.


Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH EUROFUND, OCTOBER 31, 2004



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH EUROFUND, OCTOBER 31, 2004


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3)
Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -      Fiscal Year Ending October 31, 2004 - $31,000
                      Fiscal Year Ending October 31, 2003 - $40,000

(b) Audit-Related Fees -
                      Fiscal Year Ending October 31, 2004 - $0
                      Fiscal Year Ending October 31, 2003 - $0

(c) Tax Fees -        Fiscal Year Ending October 31, 2004 - $5,800
                      Fiscal Year Ending October 31, 2003 - $6,100

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees -  Fiscal Year Ending October 31, 2004 - $0
                      Fiscal Year Ending October 31, 2003 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending October 31, 2004 - $13,270,096
    Fiscal Year Ending October 31, 2003 - $18,737,552

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch EuroFund

By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch EuroFund


Date: December 13, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch EuroFund


Date: December 13, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch EuroFund


Date: December 13, 2004